UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 24, 2014
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under Proposal 1 in Item 5.07 is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation (the “Company”), held on April 24, 2014, the following proposals were voted on by the Company's stockholders, as set forth below:

Proposal 1.     Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Boughner	77,323,962	9,471,552	12,797,788
William R. Boyd	79,161,879	7,633,635	12,797,788
William S. Boyd	79,126,531	7,668,983	12,797,788
Richard E. Flaherty	80,425,862	6,369,652	12,797,788
Thomas V. Girardi	80,454,707	6,340,807	12,797,788
Marianne Boyd Johnson	79,144,395	7,651,119	12,797,788
Billy G. McCoy	79,346,567	7,448,947	12,797,788
Keith E. Smith	80,087,752	6,707,762	12,797,788
Christine J. Spadafor	80,250,803	6,544,711	12,797,788
Peter M. Thomas	80,198,712	6,596,802	12,797,788
Veronica J. Wilson	80,424,123	6,371,391	12,797,788

Each of the director nominees were elected to serve as a director until the 2015 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

As previously disclosed in the Company’s proxy statement for the Annual Meeting, due to his age and pursuant to the Company’s Corporate Governance Guidelines, Frederick J. Schwab was not eligible to stand for reelection at the Annual Meeting. Accordingly, the Company’s Corporate Governance and Nominating Committee did not nominate Mr. Schwab to stand for re-election and, effective upon the election of directors at the Annual Meeting, the Company’s authorized number of directors was fixed at eleven.

Proposal 2.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014.

Votes For	Votes Against	Abstain
98,836,013	584,659	172,630

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified.

Proposal 3.	Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
73,806,666	9,020,901	3,967,947	12,797,788

The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved, on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer